UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2025

Flutter Entertainment plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-37403	98-1782229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Madison Avenue
New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 930-0950

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value of €0.09 per share	FLUT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 7, 2025 (the “Closing Date”), Flutter Treasury DAC (the “Issuer”), an indirect, wholly owned subsidiary of Flutter Entertainment plc (the “Company”), issued and sold the aggregate principal amount of senior secured notes listed below (the “Notes”):

•	$625 million USD-denominated 5.875% senior secured notes issued at par

•	€300 million EUR-denominated 4.000% senior secured notes issued at par, and

•	£250 million GBP-denominated 6.125% senior secured notes issued at 100.125%.

The Notes constitute a further issuance of the Issuer’s 5.875% senior secured notes due 2031, 4.000% senior secured notes due 2031 and 6.125% senior secured notes due 2031 that were each issued on June 4, 2025. In addition to the Notes, the Company increased the aggregate principal amount of term B loans outstanding by $500 million (the “Fourth Incremental Term B Loans”) and the aggregate principal amount available under the revolving credit facility by £50 million (the “Fourth Incremental Revolving Facility”). Further detail in relation to the Notes, the Fourth Incremental Term B Loans and the Fourth Incremental Revolving Facility is set out below.

The Company intends to use the proceeds from the Notes and the Fourth Incremental Term B Loans to fund the purchase price for the acquisition of the outstanding 5% minority interest in FanDuel and the extension of its long-term strategic partnership with Boyd Interactive Gaming Holdings, L.L.C. The Issuer expects to utilize cash on balance sheet to pay certain costs, fees and expenses incurred in connection with the foregoing transactions.

The Notes were issued pursuant to the Indenture dated as of April 29, 2024, by and among the Issuer, the guarantors named on the signature pages thereto (the “Guarantors”), Citibank, N.A., London Branch, as trustee and Wilmington Trust (London) Limited, as security agent (the “Indenture”), and the Officer’s Certificate, dated the Closing Date, relating to the Notes, pursuant to Sections 2.16(c) and 13.03(a) of the Indenture.

The Notes were sold within the United States only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Notes are senior secured obligations of the Issuer and are guaranteed on a senior secured basis by the Company and the other Guarantors, which are also borrowers under or guarantors of the Company’s senior secured credit facilities.

Additionally, on the Closing Date, the Company and certain of its subsidiaries entered into the Fourth Incremental Assumption Agreement (the “Fourth Incremental Assumption Agreement”) to the Term Loan A, Term Loan B and Revolving Credit Facility Agreement dated as of November 24, 2023 (as amended by the Fourth Incremental Assumption Agreement, the “Credit Agreement”).

After giving effect to the Fourth Incremental Assumption Agreement, the aggregate principal amount of term B loans outstanding under the Credit Agreement will increase by $500 million and the aggregate principal amount available under the revolving credit facility under the Credit Agreement will increase by £50 million. The Fourth Incremental Term B Loans will:

i.	mature on June 4, 2032;

ii.

bear interest, at the Borrower’s option, at a per annum rate equal to either (x) ABR (provided that in no event shall such ABR rate with respect to the Fourth Incremental Term B Loans be less than 1.00% per annum) plus an applicable margin equal to 1.00% or (y) Adjusted Term SOFR (provided that in no event shall such Adjusted Term SOFR rate with respect to the Fourth Incremental Term B Loans be less than 0.50%) plus an applicable margin equal to 2.00%; and

iii.

require scheduled amortization payments in quarterly amounts equal to 0.25% of the original principal amount of the Fourth Incremental Term B Loans, payable quarterly, with the balance to be paid at maturity on June 4, 2032.

All other terms of the Fourth Incremental Term B Loans, the Fourth Incremental Revolving Facility and the Credit Agreement will remain substantially the same except as otherwise amended by the Fourth Incremental Assumption Agreement.

Each of the foregoing descriptions of each of the Indenture, the Notes, the Credit Agreement and the Fourth Incremental Assumption Agreement do not purport to be complete and are qualified in their entirety by reference, respectively, to (i) the full text of the Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed April 29, 2024, (ii) the Officer’s Certificate relating to the Notes (including the applicable forms of Note), which is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Current Report”), (iii) the Credit Agreement, which was filed as Exhibit 4.2 to the Company’s Registration Statement on Form 20-F filed on January 11, 2024 and (iv) the Fourth Incremental Assumption Agreement, which is filed as Exhibit 10.1 to this Current Report, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1*	Officer’s Certificate, dated August 7, 2025, relating to the 5.875% senior secured notes due 2031, 4.000% senior secured notes due 2031 and 6.125% senior secured notes due 2031, pursuant to Sections 2.16(c) and 13.03(a) of the Indenture (including the form of 5.875% senior secured notes due 2031, 4.000% senior secured notes due 2031 and 6.125% senior secured notes due 2031).

10.1	Fourth Incremental Assumption Agreement to the Syndicated Facility Agreement, dated August 7, 2025, among Flutter Entertainment plc, PPB Treasury Unlimited Company, Betfair Interactive US Financing LLC, TSE Holdings Limited, FanDuel Group Financing LLC, and Flutter Financing B.V., JPMorgan Chase Bank, N.A., as the Fourth Incremental Term Lender, Goldman Sachs Bank USA, as the Fourth Incremental Revolving Facility Lender and J.P. Morgan SE, as the administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flutter Entertainment plc
(Registrant)

Date: August 7, 2025	By:	/s/ Fiona Gildea
	Name:	Fiona Gildea
	Title:	Deputy Company Secretary and Head of Governance